Contingent Consideration	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Contingent Consideration

Business Combination

On June 10, 2020, Nebula consummated a business combination with Open Lending, LLC pursuant to the Business Combination Agreement. Pursuant to ASC 805, for financial accounting and reporting purposes, Open Lending, LLC was deemed the accounting acquirer and Nebula was treated as the accounting acquiree, and the Business Combination was accounted for as a reverse recapitalization. Accordingly, the Business Combination was treated as the equivalent of Open Lending, LLC issuing equity for the net assets of Nebula, accompanied by a recapitalization. Under this method of accounting, the consolidated financial statements of Open Lending, LLC are the historical financial statements of Open Lending Corporation. The net assets of Nebula were stated at historical costs, with no goodwill or other intangible assets recorded in accordance with U.S. GAAP, and are consolidated with Open Lending, LLC’s financial statements on the Closing Date. The shares and net income (loss) per share available to holders of the Company’s common stock, prior to the Business Combination, have been retroactively restated as shares reflecting the exchange ratio established in the Business Combination Agreement.

As a result of the Business Combination, Open Lending, LLC’s unitholders received aggregate consideration of approximately $1.0 billion, which consists of (i) $328.8 million in cash at the closing of the Business Combination, net of transaction expenses, (ii) $135.0 million in cash distribution from debt issued in March 2020, and (iii) 51,909,655 shares of common stock valued at $10.00 per share, totaling $519.1 million. In addition, Open Lending, LLC’s unitholders were entitled to receive additional contingent consideration of up to an aggregate of 22,500,000 shares if the price of the Company’s common stock trading on the NASDAQ meets certain thresholds following the Business Combination. All contingent consideration shares were issued or released during the three months ended September 30, 2020. See Note 9 “Contingent Consideration” for additional information.

In connection with the Business Combination, the Company incurred direct and incremental costs of approximately $55.5 million related to the equity issuance, consisting primarily of investment banking, legal, accounting and other professional fees, which were recorded to additional paid-in capital as a reduction of proceeds. In addition, the Company incurred $9.1 million in transaction bonuses paid to key employees and directors and $2.2 million in non-cash share-based compensation expense due to the accelerated vesting of Open Lending, LLC’s legacy share-based compensation plan. The transaction bonuses and the accelerated share-based compensation expense are included in general and administrative expense on our consolidated statement of operations and comprehensive income (loss) for the year ended December 31, 2020. See Note 12 “Share-Based Compensation” for additional information.

Contingent Consideration

As part of the Business Combination, Open Lending, LLC unitholders and certain Nebula equity holders were entitled to additional consideration in the form of shares of the Company’s common stock to be issued when the Company’s common stock price achieved certain market share price milestones within specified periods following the Closing. In addition, a portion of the Nebula sponsors’ shares were subject to transfer restrictions unless market share price targets were achieved within the specified period.

Pursuant to the guidance under ASC 815, Derivatives and Hedging, the contingent consideration was classified as a Level 3 fair value measurement liability, and the increase or decrease in the fair value during the reporting period was recognized as expense or income accordingly. The fair value of the contingent consideration on the Closing Date and each subsequent reporting period was estimated using the Monte Carlo simulation of the stock prices based on historical and implied market volatility. The fair value of the contingent consideration on each vesting date (i.e. the date when each respective share price performance milestone was achieved) was based on the closing share price of the Company’s publicly traded stock on the vesting date.

Founders Shares Subject to Transfer Restrictions

Immediately following the consummation of the Business Combination, 3,437,500 shares of common stock issued and outstanding held by Nebula Holdings, LLC and its affiliates were subject to transfer restrictions (the “Lock-up Shares”). The holder of the Lock-up Shares could not sell, transfer or otherwise dispose of their respective shares until the respective lock-up provisions were achieved as described further below. The Lock-up Shares had full ownership rights including the right to vote and receive dividends and other distributions thereon. The Lock-up Shares would be released from the transfer restrictions upon achieving certain market share price milestones as follows:

1)

The 3,437,500 shares would be released from the lock-up restriction and no longer subject to forfeiture if the daily volume weighted average price (“VWAP”) of the Company’s common stock was greater than or equal to $12.00 for one-half of the Lock-up Shares and $14.00 per share for one-half of the Lock-up Shares, respectively, for 20 trading days over a 30-trading day period at any time within seven years after the Closing.

2)	The Lock-up shares would be released from the lock-up restrictions on the date the Company underwent a change of control as defined in the Business Combination Agreement.

Contingently Issuable Shares

Pursuant to the Business Combination Agreement, Open Lending, LLC’s unitholders would be able to receive up to 22,500,000 shares of common stock (the “Contingency Consideration”) contingent upon achieving certain market share price milestones within a period of 42 months post Business Combination. The Company would issue 7,500,000 shares of common stock when each of the following conditions was met, respectively:

1)	the VWAP was greater than or equal to $12.00 over any 20 trading days within any 30-trading day period prior to or as of the 24th month of the Closing;

2)	the VWAP was greater than or equal to $14.00 over any 20 trading days within any 30-trading day period prior to or as of the 30th month of the Closing; and

3)	the VWAP was greater than or equal to $16.00 over any 20 trading days within any 30-trading day period prior to or as of the 42nd month of the Closing;

In connection with the Business Combination, certain Nebula equityholders would be able to receive up to 1,250,000 earn-out shares of common stock (the “Earn-out Consideration”) contingent upon achieving certain market share price milestones within a period of 30 months post Business Combination. The Company would issue 625,000 shares of common stock when each of the following conditions is met, respectively:

1)	the VWAP was greater than or equal to $12.00 over any 20 trading days within any 30-trading day period prior to or as of the 24th month of the Closing; and

2)	the VWAP was greater than or equal to $14.00 over any 20 trading days within any 30-trading day period prior to or as of the 30th month of the Closing;

The Contingency Consideration and the Earn-out Consideration shares would vest immediately in the event of a change of control as defined in the Business Combination Agreement.

Settlement of Contingent Consideration

On July 10, 2020, the daily VWAP of the Company’s common stock had been greater than $12.00 per share for 20 trading days within a 30-trading day period, which triggered the vesting of 7,500,000 Contingency Consideration shares and 625,000 Earn-out Consideration shares. On July 15, 2020, the daily VWAP of the Company’s common stock had been greater than $14.00 per share for 20 trading days within a 30-trading day period, which triggered the vesting of an additional 7,500,000 Contingency Consideration shares and 625,000 Earn-out Consideration shares. On August 11, 2020, the daily VWAP of the Company’s common stock had been greater than $16.00 per share for 20 trading days within a 30-trading day period, which triggered the vesting of an additional 7,500,000 Contingency Consideration shares.

In addition, upon achievement of the daily VWAP milestones of both $12.00 per share and $14.00 per share discussed above, 3,437,500 Lock-up Shares were released from the lock-up restrictions and the holders of these shares were no longer restricted from selling and/or transferring the shares.

In the three months ended September 30, 2020, 27,187,500 shares of common stock were issued or released in connection with these milestone achievements. Immediately prior to each vesting, the carrying amount of the contingent consideration liability on the balance sheet was marked to market, and the change of fair value was recorded in the statements of operations and comprehensive income (loss). Upon vesting, the contingent consideration liability was reclassified to equity, the vested shares were issued and recorded as common stock at a par value of $0.01 per share, and the incremental fair value amount was recorded as additional paid-in capital.

A reconciliation of changes in the liability related to contingent consideration during the year ended December 31, 2020 follows:

(in thousands)
Fair value at June 10, 2020	$347,089
Change in fair value	131,932
Reclassification of shares to equity	(479,021)

Fair value at December 31, 2020	$—

Upon inception, the initial estimated fair value of contingent consideration on June 10, 2020 of $347.1 million was recorded as a long-term liability in our consolidated balance sheet. The increase in contingent consideration fair value of $131.9 million during the year ended December 31, 2020 was recorded as a change in fair value of contingent consideration in the statements of operations and comprehensive income (loss). With the vesting of the contingent consideration shares during the year ended December 31, 2020, the contingent consideration liability was reclassified to equity, and accordingly $0.3 million was recorded to common stock and $478.7 million was recorded to additional paid-in capital.